Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Fortress Net Lease REIT (the “Company”) on Form 10-Q for the period ended June 30, 2024 as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), I, Joshua Pack, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002 (the “Act”), that, to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 14, 2024

/s/ Joshua Pack

Name:	Joshua Pack
Title:	Co-Chief Executive Officer
(Co-Principal Executive Officer)
A signed original of this written statement required by Section 906 of the Act has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.